UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 21, 2005

NRG Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center	Princeton, NJ 08540

(Address of Principal Executive Offices)	(Zip Code)

609-524-4500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES

Item 8.01 Other Events

NRG Energy, Inc. or NRG, is preparing to file a registration statement on Form S-3 to register its 4% Convertible Perpetual Preferred Stock, or the Preferred Stock, and an amended registration statement on Form S-4 to register its 8% second priority secured notes due 2013, or the 8% Notes. In connection with these filings, NRG is filing the unaudited pro forma analyses as set forth below.

Transactional Pro Forma Analysis:

Set forth below is an unaudited pro forma consolidated balance sheet, consolidated statement of operations and earnings per share information reflecting the impact of the following transactions which occurred in the first quarter of 2005:

1.	Redemption and repurchase of $415.8 million of NRG’s 8% Notes

2.	Dividend declaration of 4% Convertible Perpetual Preferred Stock for 2004 (reflected in the earnings per share information only)

The unaudited pro forma balance sheet is based on NRG’s balance sheet and has been prepared to reflect the redemption and repurchase of the 8% Notes assuming the transaction had occurred on December 31, 2004. The unaudited pro forma statement of operations is based on NRG’s statement of operations and has been prepared to reflect the decrease in interest expense assuming the redemption and purchase of the 8% Notes had occurred on December 31, 2003.

These unaudited pro forma financial statements should be read with the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 as filed with the SEC on March 30, 2005.

Balance Sheet (unaudited)	December 31, 2004
		Pro Forma
(in thousands)		Adjustments
		Redemption and
	Historical	purchase of Notes		Pro Forma
Current Assets
Cash and cash equivalents	$1,110,045	$(449,337)	A	$660,708
Restricted cash	112,824			112,824
Accounts receivable	272,101			272,101
Inventory	248,010			248,010
Other current assets	375,308	—		375,308

Total current assets	2,118,288	(449,337)		1,668,951
Property, plant and equipment, net	3,374,551			3,374,551
Other Assets
Equity investments in affiliates	734,950			734,950
Notes receivable, less current portion	804,522			804,522
Other long-term assets	797,717	(7,628)	B	790,089

Total other assets	2,337,189	(7,628)		2,329,561

Total Assets	$7,830,028	$(456,965)		$7,373,063

Liabilities
Current portion of long-term debt	$512,252	$(638)	C	$511,614
Accounts payable — trade	166,131			166,131
Other current liabilities	409,558	—		409,558

Total current liabilities	1,087,941	(638)		1,087,303
Long-term debt	3,253,866	(421,433)	A,C	2,832,433
Other long-term obligations	796,057	—		796,057

Total liabilities	5,137,864	(422,071)		4,715,793
Stockholders’ Equity
Convertible perpetual preferred stock	406,359			406,359
Common stock and additional paid-in capital	2,418,021			2,418,021
Treasury stock	(405,312)			(405,312)
Retained earnings and accumulated OCI	273,096	(34,894)	D	238,202

Total stockholders’ equity	2,692,164	(34,894)		2,657,270

Total Liabilities and Stockholders’ Equity	$7,830,028	$(456,965)		$7,373,063

Footnotes to Pro Forma Balance Sheet

A -	Reflects the following payments:.

Repayment of 8% Notes	$415,838
Premium and fees for extinguishment of debt	33,499

$449,337

B -	Reflects the write-off of deferred finance costs associated with the redemption and purchase of $415.8M of the 8% Notes.

C -	These amounts reflect the reduction in the premium following the redemption and purchase of $415.8M of the 8% Notes, as follows:

Current premium	$638
Non-current premium	5,595

$6,233

D -	Reflects the adjustments to the statement of operations for the costs associated with the redemption and purchase of $415.8M of the 8% Notes:

Premium and fees for extinguishment of debt	$33,499
Write-off of deferred finance cost	7,628
Write-off of debt premium	(6,233)

$34,894

Statement of Operations (unaudited)	Year Ended December 31, 2004
		Pro Forma
(in thousands)		Adjustments
		Redemption and
	Historical	purchase of Notes		Pro Forma
Operating Revenues
Revenues from majority-owned operations	$2,361,424			$2,361,424

Operating Costs and Expenses
Cost of majority-owned operations	1,494,336			1,494,336
Depreciation and amortization	209,295			209,295
General, administrative and development	211,240			211,240
Other charges (credits)
Corporate relocation charges	16,167			16,167
Reorganization items	(13,390)			(13,390)
Restructuring and impairment charges	44,661	—		44,661

Total operating costs and expenses	1,962,309	—		1,962,309

Operating Income	399,115	—		399,115
Other Income (Expense)
Minority interest in earnings of consolidated subsidiaries	(1,045)			(1,045)
Equity in earnings of unconsolidated affiliates	159,825			159,825
Write downs and losses on sales of equity method investments	(16,270)			(16,270)
Other income, net	26,565			26,565
Refinancing expenses	(71,569)			(71,569)
Interest expense	(269,364)	34,703	E	(234,661)

Total other expense	(171,858)	34,703		(137,155)

Income From Continuing Operations Before Income Taxes	227,257	34,703		261,960

Income Tax Expense	65,112	—		65,112

Income From Continuing Operations	$162,145	$34,703		$196,848

Footnotes to Pro Forma Statement of Operations

E -	Reduction in the following expenses associated with the redemption and purchase of $415.8M of the 8% Notes.

Reverse amortization of deferred finance cost	848
Reverse amortization of debt premium	(638)
Reduction in interest payments	34,493

34,703

Earnings per Share (unaudited)	Year Ended December 31, 2004
(in thousands except per share data)		Pro forma adjustments
		Redemption and
	Historical	purchase of Notes	Preferred Stock		Pro Forma
Basic EPS:
Income from continuing operations	$162,145	$34,703	$—		$196,848
Less:
Preferred stock dividends	(549)	—	(16,251)	F	(16,800)

Net income available to common stockholders from continuing operations	$161,596	$34,703	$(16,251)		$180,048

Weighted average number of common shares
Outstanding	99,616				99,616

Basic EPS from continuing operations	$1.62				$1.81

Diluted EPS:
Net income available to common stockholders from continuing operations	$161,596	$34,703	$(16,251)		$180,048
Add:
Preferred stock dividends	549	—	16,251		16,800

Income from continuing operations	$162,145	$34,703	$—		$196,848

Weighted average number of common shares
Outstanding	99,616				99,616
Incremental shares attributable to the issuance of non-vested restricted stock units (treasury stock method)	345				345
Incremental shares attributable to the assumed conversion of deferred stock units (if-converted method)	67				67
Incremental shares attributable to the assumed conversion of preferred stock (if-converted method)	343	—	10,157	G	10,500

Total dilutive shares	100,371				110,528

Dilutive EPS from continuing operations	$1.62				$1.78

Footnotes to Pro Forma Earnings per Share

F -	The increase in dividends for Preferred Stock assumes the Preferred Stock was issued as of January 1, 2004

G -	The increase in diluted shares assumes the Preferred Stock was issued from January 1, 2004 and calculated per the “as if-converted” method for earnings per share

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

	By:	/s/ TIMOTHY W. J. O’BRIEN
Timothy W. J. O’Brien
Vice President, Secretary and General Counsel

Dated: March 30, 2005